Exhibit 10.43
FOURTH AMENDMENT
     This FOURTH AMENDMENT (“Amendment”) entered into on May 13, 2009 to be effective as of the Fourth Amendment Effective Date (as defined below) is by and among Brigham Oil & Gas, L.P., a Delaware limited partnership (the “Borrower”), Brigham Exploration Company, a Delaware corporation (“Brigham Exploration”), Brigham Inc., a Nevada corporation (the “General Partner”, together with Brigham Exploration, each a “Guarantor” and collectively the “Guarantors”, and together with Brigham Exploration and the Borrower, each a “Credit Party” and collectively the “Credit Parties”), the Lenders party hereto, and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrower, the Guarantors, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Fourth Amended and Restated Credit Agreement dated as of June 29, 2005, as amended by the First Amendment thereto dated as of April 10, 2006, the Second Amendment thereto dated as of March 27, 2007 and the Third Amendment thereto dated as of November 7, 2008 (as amended, the “Credit Agreement”);
     WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein, subject to the conditions herein;
     NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
     Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.
     Section 2. Amendments to the Credit Agreement.
          (a) The pricing grid in the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

	Eurodollar Rate	Base Rate
Utilization Percentage	Advances	Advances	Commitment Fees
> 90%	3.50%	2.50%	0.500%
> 75% and < 90%	3.25%	2.25%	0.500%
> 50% and < 75%	3.00%	2.00%	0.500%
> 25% and < 50%	2.75%	1.75%	0.500%
< 25%	2.50%	1.50%	0.500%

          (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term in its appropriate alphabetical order:
     "Fourth Amendment Effective Date” means the date on which all conditions precedent to the Fourth Amendment to this Agreement among the Borrower, the Guarantors, the Majority Lender and the Administrative Agent shall have been met.
          (c) Section 6.19 of the Credit Agreement is hereby restated in its entirety as follows:
     Section 6.19 Interest Coverage Ratio. Brigham Exploration shall not permit the Interest Coverage Ratio as of the end of any fiscal quarter (calculated quarterly at the end of each fiscal quarter) (a) ending on or before June 30, 2009, to be less than 3.00 to 1.00, (b) ending on September 30, 2009, to be less than 2.75 to 1.00 and (c) ending thereafter, to be less than 2.00 to 1.00, in each case, for each twelve month period ending at the end of each such fiscal quarter.
     Section 3. Borrowing Base Redetermination. The Administrative Agent hereby notifies the Borrower, and the undersigned Lenders hereby agree and acknowledge, that the amount of the Borrowing Base has been redetermined by the Administrative Agent and the Lenders in accordance with Section 2.02(b)(i) of the Credit Agreement, and has been set by the Administrative Agent and the Lenders at $110,000,000, effective as of the Fourth Amendment Effective Date. The Borrowing Base shall remain in effect at such level until the Borrowing Base is redetermined in accordance with the terms of Section 2.02 of the Credit Agreement.
     Section 4. Interpretation. For the avoidance of doubt, the parties hereto acknowledge and agree that they intend (and have always intended) for the reference to current maturities of long-term debt in clause (c) of Section 6.18 of the Credit Agreement to include, without limitation, all scheduled repayments of Advances under the Credit Agreement that are required to be made within one year of any date in question.
     Section 5. Conditions to Effectiveness. This Amendment shall become effective as of the Fourth Amendment Effective Date upon the satisfaction of the following conditions precedent:
          (a) the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, each Guarantor, the Administrative Agent and the Majority Lenders;
          (b) during the period from the date hereof through June 1, 2009, Brigham Exploration shall have issued new shares of common stock in exchange for gross cash proceeds of at least $75,000,000.00, and a portion of such proceeds shall have been applied to prepay the Advances in an amount sufficient to eliminate any Borrowing Base Deficiency after giving effect to the reduction in the Borrowing Base provided for in Section 3 hereof; and
          (c) the Borrower shall have paid the fees required to be paid on the Fourth Amendment Effective Date pursuant to the fee letter dated as of the date hereof between the Borrower, the Lead Arranger and the Administrative Agent.

     Section 6. Representations and Warranties. Each Credit Party hereby represents and warrants that after giving effect hereto:
          (a) the representations and warranties of such Credit Party contained in the Loan Documents are true and correct in all material respects on and as of the date hereof and the Fourth Amendment Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date; and
          (b) no Default or Event of Default has occurred and is continuing.
     Section 7. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Credit Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (subject to the terms of Article VIII of the Credit Agreement), as such Obligations may have been amended by this Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Loan Documents.
     Section 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER: BRIGHAM OIL & GAS, L.P.
By:	Brigham, Inc., its general partner

By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr.
Executive Vice President and Chief Financial Officer

GUARANTORS: BRIGHAM EXPLORATION COMPANY
By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr.
Executive Vice President and Chief Financial Officer

BRIGHAM, INC.
By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr.
Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement
Brigham Oil & Gas, L.P.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Alan Tapley
Name: Alan Tapley
Title: Officer
Signature Page to Fourth Amendment to Credit Agreement
Brigham Oil & Gas, L.P.

LENDERS: BANK OF AMERICA, N.A.
By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Managing Director

Signature Page to Fourth Amendment to Credit Agreement
Brigham Oil & Gas, L.P.

THE ROYAL BANK OF SCOTLAND plc

By: /s/ Lucy Walker
Name: Lucy Walker
Title: Vice President
Signature Page to Fourth Amendment to Credit Agreement
Brigham Oil & Gas, L.P.

BNP PARIBAS

By: /s/ Richard Hawthorne
Name: Richard Hawthorne
Title: Director

By: /s/ Courtney Kubesch
Name: Courtney Kubesch
Title: Vice President
Signature Page to Fourth Amendment to Credit Agreement
Brigham Oil & Gas, L.P.

NATIXIS

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Managing Director

By: /s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Director
Signature Page to Fourth Amendment to Credit Agreement
Brigham Oil & Gas, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Peter Shen
Name: Peter Shen
Title: Assistant Vice President
Signature Page to Fourth Amendment to Credit Agreement
Brigham Oil & Gas, L.P.

Alan Tapley
Agency Management
Bank of America, N.A.
TX1-492-14-11
901 Main Street, 14th Floor
Dallas, TX 75202
V - 214.209.4125
F - 214.290.9507
alan.tapley@bankofamerica.com
May 27, 2009
TO: Lenders

RE:	Brigham Oil & Gas, L.P. (“Borrower”) Fourth Amended and Restated Credit Agreement dated as of June 29, 2005 (“Credit Agreement”)
Ladies and Gentlemen:
Reference is specifically made to the Credit Agreement, and all capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Credit Agreement.
Bank of America, N.A., as Administrative Agent, is pleased to inform you that all conditions precedent to the effectiveness of the Credit Agreement have been satisfied, and the Fourth Amendment is effective as of May 27, 2009.
If you have any other questions please call Jeff Rathkamp at 617.434.7010 or me at 214.209.4125
Sincerely,
Bank of America, N.A., as Agent

Alan Tapley
Officer